Other current liabilities	12 Months Ended
Dec. 31, 2025
Other Current Liabilities [Abstract]
Other current liabilities	Other current liabilities
The composition of other current liabilities as of 31 December 2025 and 2024 is as follows:

	31 December 2025	31 December 2024
Unpaid salary and salary related expenses (1)	9,866	14,465
Accrued interest	19,860	428
Accrued vacation leave	9,337	6,631
Accrued commercial fees	24,718	—
Accrued royalties	10,933	15,858
Accrued profit sharing	—	12,604
Accrued other expenses	19,511	9,418
	94,225	59,404
(1) Includes $2.6 million of termination benefit liability(refer to Note 6 - Salaries and Other Employee Expenses).
Accrued other expenses as of 31 December 2025 include $6.7 million associated with the collaboration and license agreement with Dr. Reddy's, $2.5 million accrual for termination cost and increased VAT liabilities by $2.0 million. The remainder of the balance is composed of recurring liabilities.